STOCK PURCHASE AGREEMENT ("Agreement"), effective as of June __, 1966, as amended, by and between:


                    ATEC  GROUP,  INC.,  a Delaware  corporation
                    with  offices   located  at  1952   Jericho,
                    Turnpike, East Northport, New York, New York
                    11731
                    ("ATEC");

                    INNOVATIVE BUSINESS MICROS, INC., a New York
                    corporation with offices located at 90 Adams
                    Avenue,   Hauppauge,  New  York  11788  (the
                    "Company"); and

                    RAJNISH RAMETRA, SURINDER RAMETRA
                    AND ASHOK RAMETRA (collectively the
                    "Stockholders")

     WHEREAS, ATEC desires to acquire 100% of the issued and outstanding shares of capital stock of the Company in accordance with the terms and conditions hereinafter set forth;

     WHEREAS, the Stockholders desire to sell to ATEC 100% of the issued and outstanding shares of the Company in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the covenants set forth herein, it is agreed as follows:

                                    ARTICLE I

                                  THE EXCHANGE

     1.1 Terms of Exchange. On the basis of the representations, warranties, covenants and agreements contained herein, and subject to the terms and conditions of this Agreement:


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     (i) The Stockholders shall sell, assign, transfer and convey to ATEC at the
     Closing Date (as hereinafter defined) all of the outstanding shares of capital stock of the Company (the "Shares"). The Stockholders shall deliver to ATEC, at the Closing Date, certificates representing the Shares duly endorsed in blank or accompanied by stock powers duly endorsed in blank, in each case in proper form for transfer, with signatures guaranteed as reasonably requested by ATEC and with all stock transfer and other required documentary stamps affixed thereto.

     (ii) In consideration for the Shares, ATEC shall cause an aggregate of 4,900,000 shares of ATEC's common stock to be issued to the Stockholders' and/or their designees.

                                   ARTICLE II

                                     CLOSING

     2.1 Closing. The Closing contemplated by Article 1 of this Agreement shall be held at the offices of the Stockholders' counsel, Silverman, Collura & Chernis, P.C., 381 Park Avenue South, New York, New York 10016 within three (3) business days following the satisfaction and/or waiver of the conditions set forth in Article 8 of this Agreement (the "Closing Date"). The Closing Date may be changed by mutual agreement of the parties.

     2.2 After the Closing Date and from time to time thereafter, the parties to this Agreement shall execute such additional instruments and take such other action as either party may reasonably request in order to effectuate the transactions contemplated by this Agreement.


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

                                   ARTICLE III

       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE STOCKHOLDERS

     The Company and the Stockholders, jointly and severally, represent and warrant to ATEC as follows:

     3.1 Organization and Standing.

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite power, qualification and authority, corporate or otherwise, to own, lease and operate its properties and assets and carry on its business as and in the places where such properties and assets are now owned, leased or operated or such business is now being conducted. The Company is in good standing in each and every jurisdiction where its failure to qualify or to be in good standing would have an adverse effect on its financial condition, the conduct of its business or the ownership of its assets. Annexed hereto as Schedule 3.1(a) are true, complete and correct copies of the Company's certificate of incorporation (or other charter document), by-laws and all amendments thereto, as presently in effect, all corporate minutes of Board and Shareholder Meetings for the last three years and the stock ledger and minute books of the Company. The Stockholders has no interest, directly or indirectly, whether through the ownership of securities or otherwise, in any entity in competition with the Company, any of the Company's Subsidiaries, ATEC and/or any of ATEC's Subsidiaries.

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

     (b) Schedule 3.1(b) sets forth all subsidiaries (the "Subsidiaries") owned by the Company as well as the Company's ownership of any other shares of capital stock or other equity interests in any corporation, partnership, joint venture or other business organization or enterprise. The Subsidiaries are all corporations duly organized, validly existing and in good standing under the laws of their respective states of incorporation and have all the requisite power, qualification and authority, corporate or otherwise, to own, lease and operate their respective properties and assets and carry on their respective businesses as and in the place where such properties are now owned, leased or operated or such businesses now being conducted. All the Subsidiaries are in good standing in each and every jurisdiction where the failure to qualify or to be in good standing would have an adverse effect on its respective financial condition, the conduct of its business or the ownership of its respective business. Annexed hereto is Schedule "3.1(b)" are the true, complete and correct copies of the Certificates of Incorporation (or other charter documents), by-laws and all amendments thereto, as presently in effect, all corporate minutes of board and shareholder meetings for the last three years and the stock ledger and minute books of each of the Subsidiaries. The Company and the Subsidiaries are hereinafter collectively referred to as the "Company".

     3.2 Authorization. The Company and the Stockholders have requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Stockholders, constitutes the legal valid and binding obligation of the Company and the

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

Stockholders, and is enforceable as to them in accordance with the terms hereof.

     3.3 No Further Action Needed. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by the Company and/or the Stockholders, for the execution, delivery and/or performance of this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company and/or the Stockholders are a party, or to which they or any of their respective properties or assets are subject, is required for the execution, delivery and/or performance of this Agreement (except as to any such consents referred to on Schedule 3.3 annexed hereto, which consents will be delivered to ATEC prior to the Closing Date). The execution, delivery and performance of this Agreement will not (i) violate, result in a breach of, conflict with, or entitle any party to terminate or call a default under any term of any contract, agreement, instrument, lease, license, arrangement, or understanding whereby the Company and/or the Stockholders are a party to, or
(ii) violate or result in a breach of any term of the Certificate of Incorporation (or other charter document) or by-laws of the Company; (iii) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company and/or the Stockholders or to which any of its or his operations, business, properties or assets are subject; and/or (iv) cause or give any person grounds to cause (with or without notice, the passage of time, or both), the maturity of any liability or obligation of the Company to be accelerated or will increase any such liability or obligation.


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

     3.4 Capitalization.

     (i) The authorized capital stock of the Company consists of 200 shares of common stock, of which 200 shares are outstanding (the "Shares"). Each of the Shares is validly authorized, validly issued and fully paid and non-assessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders, and is owned of record by the Stockholders.

     (ii) The authorized capital stock of each of the Subsidiaries is accurately set forth on Schedule 3.4 annexed hereto. Each of the outstanding shares of common stock of each of the Subsidiaries is validly authorized, validly issued and fully paid and non-assessable, has not been issued or is not owned or held in violation of any preemptive rights of stockholders and is owned of record by the Company.

     3.5 Lack of Commitment to Issue Securities. Except as set forth on Schedule
3.5 annexed hereto, there is not presently outstanding nor is there any commitment, plan, or arrangement to issue, any options, warrants or other rights calling for the issuance of any shares of common or preferred stock of the Company and/or any of the Subsidiaries or any other security or other instrument convertible into, exercisable for or exchangeable for securities of the Company and/or the Subsidiaries.

     3.6 Financial Condition.

          (a)  Annexed hereto as Schedule "3.6" are true and complete  copies of
               (i) the audited consolidated balance sheet of the Company for the fiscal year ended September 30, 1995 and 1994 and the related audited consolidated statements of income and cash flows of the Company together with all related notes thereto, accompanied by the report thereon of the Company's accountants (collectively the

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


               "Financial Statements") and (ii) the unaudited consolidated balance sheet of the Company for the period ended March 31, 1996 and the related unaudited statements of income and cash flow, together with all related notes thereto (collectively referred to herein as the "Financial Statements"). The Financial Statements and the Interim Financial Statements (i) were prepared in accordance with the books of account and other financial records of the Company and the Subsidiaries (ii) present fairly the financial condition, results of operations and cash flows of the Company and the Subsidiaries as of the dates thereof and for the periods covered thereby (iii) have been prepared in accordance with United States general accepted accounting principles ("GAAP") applied on a basis consistent with the past practices of the Company and the Subsidiaries and (iv) include all adjustments (consisting only of normal recurring accruals) that are necessary for a fair presentation of the financial conditions of the Company and the Subsidiaries, the results of operations and cash flows of the Company and/the Subsidiaries as of the dates thereof or for the periods covered thereby.

     3.7 Lack of Material Changes. Except as set forth on Schedule 3.7 annexed hereto, since March 31, 1996:

          (a) There has not been any change having a "material adverse effect" on the Company. The term "material adverse effect", as used in this Agreement, means any circumstance, change, event, transaction, loss, failure, effect or other occurrence that is,

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

               or is reasonably likely to be materially adverse to the business, operations, properties (including any intangible properties), condition (financial or otherwise) assets, liabilities, results of operations or prospects of the Company and/or the Subsidiaries.

          (b) Neither the Company nor any of the Subsidiaries have authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any such stock.

          (c) The operations and business of the Company and the Subsidiaries have been conducted in all respects only in the ordinary course.

          (d) Neither the Company nor any of the Subsidiaries have mortgaged, pledged or subjected to lien or other encumbrances any of its assets.

          (e) Neither the Company nor any of the Subsidiaries have suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

          (f) Neither the Company nor any of the Subsidiaries have sold or transferred any of its assets having a book value of $5,000 or more or canceled any debts or claims, except, in each case, in the ordinary course of business.

          (g) Neither the Company nor any of the Subsidiaries have issued any common stock, preferred stock, capital stock, bonds, warrants, options, rights or any other form of corporate securities.

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

          (h) There has not been any strike, lockout, labor trouble or any similar event or condition of any character which would have a material adverse effect on the Company.

          (i) There has not been any increase in the compensation payable or to become payable by the Company and/or the Subsidiaries to any of its respective officers, employees or agents, or any known payment or arrangement made to or with any of such persons.

          (j) Neither the Company nor any of the Subsidiaries have made any change in the method of accounting or accounting practice or policy used by the Company, other than changes required by GAAP.

          (k) Neither the Company nor any of the Subsidiaries have made any material changes in the customary methods of operations of the Company, including practice and policies relating to purchasing, inventory, marketing, selling or pricing.

          (l) Neither the Company nor any of the Subsidiaries have merged with, been merged with or entered into a consolidation with or acquired (by purchase, merger, consolidation, stock acquisition or otherwise) a substantial portion of the assets of any entity or otherwise acquired assets other than in the ordinary costs and in accordance with past practices.

          (m) Neither the Company nor any of the Subsidiaries have agreed, whether in writing or otherwise, to take any of the acts specified in this Article 3.7, except for those contemplated by this Agreement.

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

     (b) There is no fact known to the Company and/or the Stockholders which will have a material adverse effect or in the future (as far as the Company or the Stockholders can foresee) may have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company and/or any of the Subsidiaries which has not been disclosed to ATEC in this Agreement; provided, however, that the Company and the Stockholders express no opinion as to political or economic matters of general applicability.

     3.8 Absence of Undisclosed Liabilities. (i) Except as set forth on Schedule
3.8 annexed hereto, neither the Company nor any of the Subsidiaries, to the best knowledge of the Company and/or the Stockholders have any liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) including without limitation liabilities for federal, state, local, or foreign taxes, liabilities to customers or suppliers, direct or indirect, claims, losses, damages, deficiencies (including deferred income tax and other net tax deficiencies), costs, expenses, obligations, guarantees, or responsibilities, whether accrued, absolute, or contingent, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, (hereinafter collectively referred to as "Liabilities") other than the following:

          (a) Liabilities for which full provision and disclosure have been made on the audited balance sheet of the Company for its most recent fiscal year ended September 30, 1995; and/or

          (b) other liabilities arising since September 30, 1995 and prior to the Closing Date which have been incurred in the ordinary course of business and which are not inconsistent with the
               representations   and   warranties   of  the   Company   and  the

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               Stockholders  contained in this Agreement or any other provisions of this Agreement and do not individually exceed $5,000 and in the aggregate exceed $25,000.

     3.9 Taxes. The term "Tax" or "Taxes" as used in this Agreement means all income, gross receipts, sales, use, transfer, employment, franchise, profits, property, excise or other similar taxes, estimated import duties, fees, stamp taxes and duties, value added taxes, assessments or charges of any kind whatsoever (whether payable directly or by withholding), together with any interest and penalties, additions to tax or additional amounts imposed by any taxing authority with respect thereto.

          (a) Except as set forth in Schedule 3.9(a) annexed hereto (i)(A) all material returns and reports in respect of federal, local, state and/or local Taxes ("Tax Returns" or "Return") required to be filed with respect to the Company (including the consolidated federal income Tax Returns and state and local income or franchise Tax Returns that include the Company or any Subsidiary on a consolidated, combined, or unitary ("combined") basis) have been timely filed; (B) all Taxes shown to be payable on such Returns or otherwise due, and all assessments of Tax made against the Company with respect to such Returns, have ben paid; (C) all such Returns are true, correct, and complete in all material respects, and (D) no adjustment relating to such Returns has been proposed formally or informally by any Tax authority and, to the best knowledge of the Company, no basis exists for any suchadjustment; (ii) there is no pending or, to the best

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               knowledge of the Company,  threatened  actions or proceedings for the assessment or collection of Taxes against the Company; (iii) there are no Tax liens on any assets of the Company; (iv) there are no outstanding waivers or agreements extending the statute of limitations with respect to any Tax to which the Company may be subject; (v) there are no outstanding requests for information made by a taxing authority to the Company; (vi) the Company has not been advised by any taxing authority of any proposed reassessments of the value (or other Tax base) of any property owned by the Company that could increase the amount of a property Tax to which the Company would be subject; (vii) the Company has made all payments of estimated Taxes required to be made under the Code and all state or local Tax provisions; (viii) all Taxes required to be withheld, collected or deposited by or with respect to the Company have been timely withheld, collected or deposited, as the case may be, and, to the extent required, have been paid to the relevant taxing authority, and (iv) no power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect the Company.

          (b) Schedule 3.9(b) annexed hereto (i) lists by type all income, franchise and other material Tax Returns (federal, state, local, and foreign filed with respect to the Company for taxable periods ended on or after the Company's 1993 year end; (ii) indicates for

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               which  jurisdictions  Returns have been filed on a combined basis for taxable periods ended on or after the Company's 1993 year end, and the companies joining in such Returns; (iii) indicates the most recent income, franchise, or other material Tax Return for each relevant jurisdiction for which an audit has been completed or the statute of limitations has lapsed, and (iv) indicates all Tax Returns that currently are the subject of audit.

          (c) Schedule 3.9(c) annexed hereto (i) lists the amount and expiration dates of any net operating loss, net capital loss, unused business credit, unused foreign tax credit, or excess charitable contribution allocable to the Company as of the Company's 1993 year end.

          (d) Reserves and allowances have been provided on the Financial Statements and the Interim Financial Statements that are adequate to satisfy all Liabilities for Taxes relating to the Company for periods through the date of such financial statements (without regard to the materiality thereof).

          (e) The Company has delivered or made available to the Stockholders correct and complete copies of all federal, state and local Tax Returns of the Company for periods ending on or after the Company's 1993 year end, and correct and complete copies (or summaries) of all examination reports, correspondence with taxing authorities, statements of deficiencies assessed against or agreed to by the Company since the Company's 1993 year end and any formed or informed tax sharing arrangements to which the Company is a party.

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

     3.10 Litigation and Claims.

          (a) There is no litigation, arbitration, claim, governmental, administrative, regulatory or other proceeding or investigation (formal or informal) pending, threatened, or in process (or any basis therefore known to the Company or the Stockholders) with respect to the Company and/or any of the Subsidiaries, any transaction in the Company's and/or the Subsidiaries' securities, the transactions contemplated by this Agreement, or any of the Company's and/or the Subsidiaries' business, properties, or assets except as described on Schedule 3.10(a) annexed hereto. Neither the Company nor any of the Subsidiaries are in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is any action required to be taken in order to avoid such violation or default. Except as set forth on Schedule 3.10(a) annexed hereto, there are no citations, fines or penalties heretofore asserted against the Company and/or the Subsidiaries under any federal, state or local laws which bind unpaid or which otherwise bind the assets of the Company.

          (b) Annexed hereto as Exhibit 3.10(b) are true and complete copies of all pleadings, orders and other relevant documents regarding all matters identified on Schedule 3.10(a).

     3.11 Assets. Attached hereto as Schedule 3.11 is a true and complete list of all real and other properties and material assets (including but not limited to machinery, equipment, inventories, and intangibles owned, leased, used in its business and/or licensed by the Company and/or the Subsidiaries, (collectively

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

the "Assets"). The Assets constitute all such properties and assets which are necessary to conduct the business of the Company and/or the Subsidiaries.

     3.12 Title to Assets. The Company and the Subsidiaries have good and marketable titles to all of the Assets (except real and other properties and assets as are held pursuant to leases as described on Schedule 3.15 annexed hereto), free and clear of all liens, mortgages, security interests, pledges, charges, conditional sales agreements and security investments, and encumbrances (except as are listed in Schedule 3.22 attached hereto).

     3.13 Lack of Restrictions. No real property owned, leased, licensed, or used by the Company and/or the Subsidiaries lies in the area which is, or to the knowledge of the Company and/or the Stockholders, will be, subject to zoning, use, or building code restriction which would prohibit, and no state of facts relating to the actions of another person or entity or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing, or use of such real property in the business in which the Company and/or the Subsidiaries are engaged or the business in which they contemplate engaging.

     3.14 Contracts and Other Instruments. (i) Schedule 3.14 accurately and completely details all contracts, licenses, instruments, powers of attorney and agreements to which the Company and/or the Subsidiaries are a party, including but not limited to, all agency agreements; supply agreements; manufacturer agreements; price protection agreements; distributorship agreements; OEM agreements; partnership agreements; dealership agreements; fiduciary agreements; license agreements; marketing agreements; commission agreements; sales agency agreements; bank credit agreements; factoring agreements; loan agreements;

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

indentures; promissory notes; guarantees; undertakings; other evidences of indebtedness; letters of credit; joint venture agreements; agreements for the acquisition of merger or combination with any other company, corporation or businesses signed within the last three years; employment agreements; labor agreements; salesmen commission agreements; independent contractor agreements; sales or purchase agreements for a term in excess of one year which have an aggregate sale or purchase price in excess of $25,000; contracts, agreements, arrangements, or understandings with any stockholder, any director, officer, or employee, any relatives or affiliate of any stockholder or of any such director, officer, or employee, or any other corporation or enterprise in which any stockholder, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest; government contracts; franchise agreements; management agreements; advisory agreements; consulting agreements; advertising agreements; construction agreements; warehousing agreements; engineering agreements; design agreements; major utility agreements and any other agreements which involve the payment of in excess of $25,000 prior to the date it can be terminated without penalty or premium; (all of which contracts, licenses, instruments, power of attorneys and agreements are hereinafter referred to collectively as the "Contracts").

     (ii) Neither the Company nor any of the Subsidiaries is nor do they expect to be in the future, in violation or breach of, or in default with respect to complying with, any material provision of any such Contract thereof, and each such Contract, is in full force and effect and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with their respective terms. Neither the Company, the Subsidiaries nor any other party to any such Contract has given notice of termination or taken any action

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

the continuance thereof. The execution, delivery, and performance of this Agreement will not prejudice any such Contract. Neither the Company nor any of the Subsidiaries are party to or bound by any other contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business properties, assets, liabilities, or future prospects the Company and/or the Subsidiaries.

     3.15 Leases. Attached hereto and made a part hereof as Schedule "3.15" are complete and correct copies of all of the Company's and the Subsidiaries' leases and subleases to which they are a party ("Leases"). The Company and the Subsidiaries enjoys peaceful and undistributed possession under all such Leases. All such Leases are legal, valid and binding agreements and the Company and/or the Subsidiaries are tenants or possessor in good standing thereunder, free of any default or breach whatsoever and quietly enjoys the premises providing for therein. Each rental and other payment due thereunder has been made; each act required to be performed which, if not performed, will constitute a material breach thereof has been duly performed; and no acts prohibited to be performed have been performed thereunder which, if presented, would constitute a material breach thereof. Each of such leases are in full force and effect and there is not under any such lease any default or claim of default or event which, with or without notice of the lapse of time or both would constitute a breach or default thereunder.

     3.16 Capital Projects. As of the date of this Agreement, neither the Company nor the Subsidiaries have undertaken any capital projects the cost of completion of which would exceed $10,000.

     3.17 Environmental Laws

     (i) (a) The assets and all real properties utilized by the Company and/or the Subsidiaries have, and continues to be, owned and operated by them in material compliance with all applicable Environmental Laws.

          (b) Neither the Company nor the Subsidiaries have received notice of any pending or threatened claims, complaints or requests for information with respect to any alleged violation of any Environmental Laws.

          (c) There have been no material releases, as defined under any Environmental Laws, of Hazardous Substances, by the Company and/or the Subsidiaries.

          (d) The Company and the Subsidiaries have been issued and is in material compliance with all permits, certificates, approvals, licenses, registrations, orders, administrative consent orders any other authorizations, approvals or consents relating to Environmental Laws or Hazardous Substances necessary for the operation of its businesses.

          (e) Neither the Company nor the Subsidiaries have received notice that any of their respective properties are listed or proposed for listing in the National Priorities List created pursuant to CERCLA or on the CERCLIS, or any similar state list of sites requiring investigation or cleanup.

          (f) There are no polychlorinated biphenyls (other than may be contained in electrical transformers which are labeled, operated and maintained in accordance with all Environmental Law) or asbestos-containing materials present at any of the properties owned and/or operated by the Company and/or the Subsidiaries.

          (g) Neither the Company nor the Subsidiaries have received notice of pending or threatened claims with respect to any Properties owned and/or operated by the Company, whether or not the subject of any indemnity, under any Environmental Law or involving any Hazardous Substances.

(ii) As used in the preceding paragraph and elsewhere in this Agreement the following terms shall have the following meanings:

          (a) Environmental Laws means any federal, state or local statute, code, ordinance, rule, regulation, permit, consent, approval, license, judgment, order, writ, judicial decision, decree, agency interpretation, injunction or other authorization or requirement whenever promulgated, issued, or modified, relating to:

                    (A) emissions, discharges, spills, release or threatened releases of pollutants, contaminants, Hazardous Substances, materials containing Hazardous Substances, or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land;

                    (B) the use, treatment, storage, disposal, handling, manufacturing, transportation, or shipment of Hazardous Substances, materials containing Hazardous Substances or hazardous and/or toxic wastes, material, products or by-products

               (or of equipment or apparatus containing Hazardous Substances) as defined in or regulated under the following statutes and their implementing regulations: the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601 et seq. ("CERCLA"), The Clean Water Act, 33 U.S.C. Sections 1251 et seq., The Clean Air Act, 42 U.S.C. Sections 7401 et seq, and/or the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq., each as amended from time to time; or

          (b) Hazardous Substances means (A) hazardous materials, hazardous wastes and hazardous substances as defined or regulated under any Environmental Laws, (B) any mixtures, blends, compounds or liquids containing any hazardous substances in any proportions,
               (C) petroleum and petroleum products including crude oil and any fractions thereof, (D) asbestos and/or any material which contains any hydrated mineral silicates, whether friable or non-friable, (E) PCBs, or PCB-containing materials or fluids, (F) any other hazardous radioactive, toxic or noxious substance, material, pollutant, or solid, liquid or gaseous waste, and (G) any substance with respect to which a federal, state or local agency requires environmental investigation, monitoring or remediation.

          (c)  CERCLA  has  the  meaning   specified   in  the   definition   of
               "Environmental Laws".

          (d)  CERCLIS  means  the   Comprehensive   Environmental   Responsive,
               Compensation  and  Liability   Information   System,   42  U.S.C.
               Section 9616(a).

     3.18 Compliance with Laws. Annexed hereto as exhibit 3.18 is a list of all permits, licenses, orders, certificates, and approvals (collectively "Licenses") of all federal, state or local governmental regulatory bodies required for the Company and/or the Subsidiaries to conduct their businesses as presently conducted; all such Licenses, are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses, will be adversely affected by the consummation of the transaction contemplated by this Agreement.

     3.19 ERISA Matters and Employees. Neither the Company nor the Subsidiaries do have, nor do it contribute to, any pension, profit sharing, option, other incentive plan, or any other type of employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974), or any obligation to or customary arrangement with employees for bonuses, incentive compensation, or severance pay. Annexed hereto as Schedule 3.19 is a list detailing the name and current salary (or rate of pay) and other compensation now paid by the Company and/or the Subsidiaries to each employee whose total annual compensation is $25,000 or more, including a description of any increase scheduled to be effective after the date of this Agreement.

     3.20 Insurance. Schedule 3.20 attached hereto and made a part hereof is a complete and correct list of all insurance policies, of any kind held by the

Company and/or the Subsidiaries. Each such policy is valid and enforceable; all premiums and other payments due from the Company and/or the Subsidiaries on account of any such policy have been paid, there is no act or failure to act which has or might cause any such policy to be canceled or terminated.

     3.21 Labor Disputes. Except as set forth on Schedule 3.21 annexed hereto, neither the Company nor the Subsidiaries a party to any union representation or labor contract. Neither the Company nor any of the Subsidiaries have received any notice from any labor union or group of employees that such union or group represents or believes or claims it represents or intends to represent any of their employees; no strike or work interruption by any of their employees is planned, under consideration, threatened or imminent; and neither the Company nor any of the Subsidiaries have made any loan or given anything of value, directly or indirectly, to any officer, official, agent or representative of any labor union or group of employees. Neither the Company nor the Subsidiaries are delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such employees. In the event of termination of the employment of any said employees, neither the Company nor the Subsidiaries will by reason of anything done prior to the Closing Date be liable to any of said employees for "severance pay" or any other payments except as set forth in Schedule 3.21. The Company and the Subsidiaries are in compliance with all Federal, state and local laws and regulations respecting labor, employment and wages and hours; and there is no unfair labor practice complaint against them pending before the National Labor Relations Board or any comparable state or local agency.

     3.22 Liens on Assets. Except as set forth on Schedule 3.22 attached hereto the Company and the Subsidiaries have good and marketable title to all of their respective Assets and such Assets are not subject to any mortgages, pledges, liens, conditional sales agreements, encumbrances and security interests or claims except for minor imperfections in title and encumbrances, if any, which singularly and in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or impair the use thereof by their business.

     3.23 Condition of Tangible Assets. As of the Closing Date, all of the Company's and the Subsidiaries' Assets will be in normal, operating and useable condition, in a state of good maintenance and repair, subject to ordinary wear and tear and scheduled maintenance items, taking into consideration the age and utilization thereof, and, conform to all applicable ordinances, regulations and other laws (including those relating to building and zoning and environmental protection and occupational safety and health).

     3.24 Validity of  Contemplated  Transactions.  The execution,  delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (i) have been duly approved by the unanimous consent of the Board of Directors of the Company; (ii) do not and will not contravene, violate and/or result in a breach or default under any provision of the Certificate of Incorporation or Bylaws of the Company are in effect; (c) do not violate, are not in conflict with, and do not constitute a default under, or cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of any material agreement, contract, license, indenture, instrument, lease, or mortgage, or subject the Company or any of their assets to any indenture, mortgage, contract, commitment, or agreement, other than this Agreement, to which they are a party or by which any of the assets are bound; and (d) do not violate any material provision of law, rule, regulation, order, permit, or license to which the Company is subject.

     3.25 Questionable Payments. Neither the Company, the Subsidiaries, any director, officer, agent, employee, nor other person associated with or acting on behalf of such entities or individuals has, directly or indirectly: (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (ii) violated any provision of the Foreign Corrupt Practices Act of 1977; (iii) established or maintained any unlawful or unrecorded fund of corporate monies or other assets;
(iv) made any false or fictitious entry on the books or records of the Company and/or the Subsidiaries; (v) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; (vi) given any favor or gift which is not deductible for federal income tax purposes; and/or (viii) made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any person or entity, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

     3.26 Directors and Officers. A true and complete list as of the date of this Agreement indicating the Company's and the Subsidiaries, directors and officers, each of whom has been duly elected is as follows:

            NAME                              POSITION
            ----                              --------

            Rajnish Rametra                   President, Treasurer, Director

            Vijay Rametra                     Secretary



     3.27 Patents, Trademarks, Et Cetera. Schedule 3.27 accurately sets forth all patents, patent applications, trademark, trademark applications, trade name, service mark, copyright, franchise, or other intangible property or asset (all of the foregoing being herein called "Intangibles"), owned by, licensed by and/or pending on behalf of the Company and/or the Subsidiaries. All Intangibles are in good standing and uncontested. Schedule 3.27 accurately sets forth with respect to Intangibles owned by the Company and/or the Subsidiaries, where appropriate, a statement of cost, book value and reserve for depreciation of each item for financial reporting purposes, and with respect to Intangibles licensed by the Company and/or the Subsidiaries from or to a third party, a description of such license. Neither the Stockholders nor any employee of the Company and/or the Subsidiaries, any relative or affiliate of the Stockholders, any such director, officer, or employee of the foregoing, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the business of the Company. There are no trademarks used by the Company and/or the Subsidiaries to identify its products, and such trademark is protected by registration in the name of the Company and/or the Subsidiaries on the [principal] [supplemental] register in the United States Patent Office. There is no right under any Intangible necessary to the business of the Company and/or the Subsidiaries as presently conducted or as it contemplates conducting, except such as are so designated in Schedule 3.27. Neither the Company nor the Subsidiaries have infringed, is infringing, or has received notice of infringement with asserted Intangibles of others. There is no infringement by others of Intangibles of the Company and/or the Subsidiaries. There is no Intangible of others which may materially adversely affect the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company and/or the Subsidiaries.

     3.28  Accounts and Notes  Receivable.  All  accounts  and notes  receivable reflected on the Financial Statements and the Interim Financial Statements annexed hereto as Schedule 3.6 constitute valid and binding obligations, have been collected or are and will be good and collectible, in each case at the aggregate recorded amounts thereof without right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor, and, if not collected, can reasonably be anticipated to be paid within 90 days of the date incurred.

     3.29 Inventories. All inventories of the Company and/or the Subsidiaries are good and marketable on a normal basis in the existing product lines of the Company and/or the Subsidiaries. All inventory is merchantable and fit for the particular purpose for which it is intended.

     3.30 Customer, Supplier, Franchisees. Schedule 3.30(a) attached hereto lists the names and addresses of all of material customers, suppliers and franchisees of the Company and/or the Subsidiaries. None of such suppliers, customers, and/or franchisees has asserted any claim against or threatened to terminate its relationship with the Company and/or the Subsidiaries. Except as set forth in Schedule 3.18(b) annexed hereto neither the Company nor the

Subsidiaries have any direct involvement, interest in or affiliation with any customer, supplier or franchisee of the Company.

     3.31 Bank Accounts. Schedule 3.31 annexed hereto lists the names and address of every bank and other financial institution in which the Company and/or the Subsidiaries maintain an account (whether checking, savings or otherwise), lock box or safe deposit box, and the account numbers and names of persons having signing authority or other access thereof.

     3.32 Veracity of Statements. To the best knowledge of the Company and/or the Stockholders, neither this Agreement nor the representations and warranties by the Company and/or the Stockholders contained herein or in any documents, instruments,certificates or schedules furnished pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements or facts contained herein and therein not misleading. To the best knowledge of the Company and/or the Stockholders, there is no fact which has a material effect, or in the future may have a material adverse effect (to the knowledge of the Company and/or the Stockholders) on the business, operations, affairs, condition or prospects of the Company and/or the Subsidiaries, its assets, its business or the Stockholders, which has not been set forth in this Agreement, provided however that the Company and/or the Stockholders express no opinion as to political or economic matters of general applicability.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF ATEC

     ATEC hereby represents and warrants to the Company and the Stockholders as follows:

     4.1 Organization and Standing.

     (a) ATEC is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite power, qualification and authority, corporate or otherwise, to own, lease and operate its properties and assets and carry on its business as and in the places where such properties and assets are now owned, leased or operated or such business is now being conducted. ATEC is in good standing in each and every jurisdiction where its failure to qualify or to be in good standing would have an adverse effect on its financial condition, the conduct of its business or the ownership of its assets.

     4.2 Authorization. ATEC has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of ATEC have been duly taken to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly authorized, executed and delivered by ATEC, constitutes the legal valid and binding obligation of ATEC, and is enforceable as to them in accordance with the terms hereof.

     4.3 No Further Action Needed. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by ATEC, for the execution, delivery and/or performance of this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which ATEC is a party, or to which it or any of its properties or assets are subject, is required for the execution, delivery and/or performance of this Agreement (except as to any such consents referred to on Schedule 4.3 annexed hereto, which consents will be delivered to ATEC prior to the Closing Date). The execution, delivery and performance of this Agreement will not (i) violate, result in a breach of, conflict with, or entitle any party to terminate or call a default under any term of any contract, agreement, instrument, lease, license, arrangement, or understanding whereby ATEC is a party to, or (ii) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on ATEC or to which any of its or his/her operations, business, properties or assets are subject; and/or (iii) cause or give any person grounds to cause (with or without notice, the passage of time, or both), the maturity of any liability or obligation of ATEC to be accelerated or will increase any such liability or obligation.

     4.4 Veracity of Statements. Neither this Agreement nor the representations and warranties by ATEC contained herein or in any documents, instruments, certificates or schedules furnished pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements or facts contained herein and therein not misleading. There is no fact which adversely affects, or in the future may have a material adverse effect (to the knowledge of ATEC) on the business, operations, affairs, condition or prospects of ATEC, its assets and/or business, which has not been set forth in this Agreement, provided however that ATEC experiences no opinion as to political or economical matters of general applicability.

                                    ARTICLE 5

                              ADDITIONAL AGREEMENTS

     5. Additional Agreements. The obligation of the parties are conditioned, in addition to the issuance and exchange of the shares of stock described in
Article 1 hereof and compliance with the requirements of Articles 6, 7, 8 and 9 hereof, upon consummation of the following additional agreements, commitments and occurrences:

     The entry into an employment agreement, upon execution of the Agreement in the form annexed hereto as Exhibit 6.3, between the Company and Rajnish Rametra.

                                    ARTICLE 6

                                COVENANTS OF ATEC


     6. ATEC covenants as follows:

     6.1 The representations and warranties of ATEC contained in this Agreement and in the schedules hereto shall be true and correct in all material respects as of the Closing Date. ATEC shall give the Company and the Stockholders prompt notice of any material change in any of the information contained in the representations and warranties of ATEC, the schedules hereto or the documents furnished by ATEC in connection herewith which occurs prior to the Closing Date. Upon the happening of any occurrence or event prior to the Closing Date, which shall have a material adverse effect upon the business or assets of ATEC, the Company and the Stockholders shall have the right to terminate this Agreement by written notice to ATEC, provided ATEC has not cured such occurrence or event by the earlier of June 30, 1996 or 30 days after the happening of such occurrence or event or at a later time mutually agreed to by the parties, and upon such termination, no party shall have any further liability or obligation under this Agreement.

     6.2 The Current Board of ATEC shall, at or prior to the issuance of the shares, prepare and present to the Company Consents of its Directors evidencing the approval of this Agreement and the transactions contemplated hereby.

     6.3 ATEC will, prior to the Closing Date, use its best efforts to comply with all laws affecting operation of its business.

     6.4 ATEC shall use its best efforts to take or cause to be taken all action and do or cause to be done all things necessary and proper to consummate the transactions contemplated by this Agreement, including, without limitation, to obtain all consents, approvals and authorizations of third parties, to make all filings with and give all notices to third parties which may be necessary or required in order to effectuate the transactions contemplated hereby.

     6.5 ATEC will cause itself to conduct its respective affairs so that at the Closing Date no representation or warranty contained in this Agreement and schedules, will be inaccurate, no covenant, commitment or agreement of ATEC will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of ATEC.

                                    ARTICLE 7

                  COVENANTS OF THE COMPANY AND THE STOCKHOLDERS

     The Company and the Stockholders, jointly and severally, covenant as follows:

     7.1 To the best knowledge of the Company and the Stockholders, the representations and warranties regarding the Company and the Stockholders, contained in this Agreement shall be true and correct in all material respects as of the Closing Date, and the Company and the Stockholders shall give ATEC prompt notice of any material change in any of the information contained in the representations and warranties regarding the Company and the Stockholders, hereunder or the documents furnished by the Company and the Stockholders in connection herewith which occurs prior to the Closing Date.

     7.2 The Company and the Stockholders will use their best efforts to, prior to the Closing Date, comply with all laws affecting the operation of the Company's and Subsidiaries' businesses and will not operate said businesses other than in the ordinary course, and will give notice to ATEC of any event or circumstance not in the ordinary course which materially affect the Company, the Subsidiaries and/or the Assets.

     7.3 The Company and the Stockholders shall, at or prior to the Closing Date, prepare and present to ATEC Resolutions of the Boards of Directors of the Company and its stockholders, evidencing the approval of the entry of the parties into this Agreement and the transaction contemplated hereby.

     7.4 The Company and the Stockholders shall use its best efforts to take or cause to be taken all action and do or cause to be done all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including, without limitation, to obtain all consents, approvals and authorizations of third parties and to make all filings with and give all notices to third parties which may be necessary or required in order to effectuate the transactions contemplated hereby.

     7.5 Except as otherwise requested by ATEC in writing, the Company and the Stockholders will, use their best efforts to preserve the business operation of the Company and the Subsidiaries as such businesses are presently operated upon the signing of this Agreement, to keep available the services of their present personnel, to preserve in full force and effect the Contracts, and Leases and to preserve the goodwill of the Company and its Subsidiaries with their respective suppliers, customers, and others having business relations with them as the same exist upon the signing of this Agreement. Unless this Agreement is rightfully terminated, the Company and the Subsidiaries will cause themselves to conduct their business and operation in all respects only in the ordinary course.

     7.6 The Company shall make available for inspection all of its corporate books, records, documents and assets, and will otherwise afford to ATEC and its representatives reasonable access to all documentation, contracts, agreements, patents, patent applications and all other information concerning the business, financial and legal conditions of the Company and the Subsidiaries for the purpose of conducting a due diligence investigation thereof. ATEC agrees that all information so provided will be treated as confidential, that ATEC will not make any use of such information, other than for the purpose of consummating the transactions in this Agreement, unless the same was previously in ATEC's possession, or became available to ATEC through non-confidential means or shall otherwise come into the public domain.

     7.7 The Stockholders will not sell, assign, pledge, transfer, lien, encumber in any manner or grant any rights whatsoever (including, but not limited to calls, puts, options or warrants) to the Shares to any party other than ATEC (or enter into any agreement, written or otherwise to do any of the foregoing). Neither the Company, the Subsidiaries nor the Stockholders will undertake or consummate any of the items referred to in Article 3.7 hereof.

                                    ARTICLE 8

                              CONDITIONS OF CLOSING

     8.1 The obligation of the Company and the Stockholders to close hereunder shall be subject to the fulfillment and satisfaction, prior to or at the Closing Date, of the following conditions or the written waiver thereof by the Company and the Stockholders:

     (i) Additional Agreements. All of the agreements and commitments set forth in Article 5 of this Agreement shall be consummated.

     (ii) Representations and Warranties. The representation and warranties of ATEC in this Agreement shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date.

     (iii) Delivery of Officers' Certificate. Certificates signed by the current president of ATEC shall be delivered to the Company and the Stockholders certifying that each of the warranties and representations set forth in this Agreement are materially true and accurate as of the Closing Date and that no event or occurrence has transpired as of the Closing Date which has or will have a material adverse effect upon the business of ATEC.

     (iv) Compliance with Agreement. ATEC shall have performed and complied with all of its covenants and obligations under this Agreement and delivered all shares and other documents and materials required hereunder to the Company and the Stockholders.

     (v) Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against ATEC, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     (vi) Receipt of Approvals, Etc. All approvals, consents and/or waivers for ATEC that are necessary to effect the transactions contemplated hereby shall have been received.

     (vii) Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as ATEC may reasonably request shall have been delivered to ATEC.

     8.2 The obligation of ATEC to close hereunder shall be subject to the fulfillment and satisfaction, prior to or at the Closing Date, of the following conditions by the Company and the Stockholders or the written waiver thereof by
ATEC:

     (i) Additional Agreements. All of the agreements and commitments set forth in Article 5 of this Agreement shall be consummated.

     (ii) Representations and Warranties. The representation and warranties regarding the Company and the Stockholders, in this Agreement shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date.

     (iii) Delivery of Officers' Certificate. The Company and the Stockholders shall deliver to ATEC a certificate signed by the Company's President and the Stockholders, certifying that each of the warranties and representations regarding the Company and the Stockholders, set forth in this Agreement is true and accurate as of the Closing Date and that no event or occurrence has transpired as of the Closing Date which has or will have a material adverse effect upon the business or assets being acquired.

     (iv) Compliance with Agreement. The Company and the Stockholders shall have performed and complied with all of its obligations under this Agreement and delivered all shares, securities and binding commitments required hereunder.

     (v) Absence of Suit. No action or lawsuit shall have been commenced against the Company and the Stockholders, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     (vi) Receipt of Approvals, Etc. All approvals, consents and/or waivers for the Company and the Stockholders that are necessary to effect the transactions contemplated hereby shall have been received.

     (vii) Accuracy of Financial Statements. The Financial Statements, the Interim Financial Statements and all other balance sheets, statements of income and other financial statements of the Company and/or the Subsidiaries furnished pursuant to this Agreement shall be true, accurate and prepared in accordance with GAAP.

     (viii) Legal Opinion. ATEC shall have received an opinion of counsel for the Company and the Stockholders in a form reasonably satisfactory to ATEC.

     (ix) Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as ATEC may reasonably request shall have been delivered to ATEC.


                                    ARTICLE 9

                                 INDEMNIFICATION

     9.1 By the Company and the Stockholders. The Company and the Stockholders shall defend and promptly indemnify ATEC, and its officers, board members, and save and hold them harmless from, against, for and in respect of and shall pay any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding suffered, sustained, incurred or required to be paid by ATEC, its officers and/or board members by reason of (i) the existence of any and all obligations and/or liabilities of the Company and/or the Subsidiaries which were not disclosed in this Agreement; (ii) any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by the Company and/or the Stockholders hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect, or
(ii) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims arising out of any of the foregoing or from any material misrepresentation or omission from any Schedules or Exhibits to this Agreement, certificates, financial statements or from any document furnished or required to be furnished hereunder.

     9.2 ATEC. ATEC shall defend and promptly indemnify the Company and the Stockholders, and save and hold them harmless from, against, for and in respect of and shall pay any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding suffered, sustained, incurred or required to be paid by any of them by reason of (i) any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by ATEC hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect, or (ii) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims arising out of any of the foregoing or from any material misrepresentation or omission from any Schedules or Exhibits to this Agreement, certificates, financial statements or from any document furnished or required to be furnished hereunder.

                                   ARTICLE 10

                               BROKERAGE; EXPENSES

     10.1 Brokers. The parties covenant and represent to each other that they had no dealings with any broker or finder in connection with this Agreement or the transactions contemplated hereby.

     10.2 Expenses. The parties agree to bear their expenses individually, each in respect of all expenses of any character incurred by it in connection with this Agreement or the transactions contemplated hereby. Neither party shall have any liability for legal or accounting fees incurred prior to, or in connection with finalization of this Agreement.

                                   ARTICLE 11

                            SECURITIES ACT PROVISIONS

     11.1 Restrictions on Disposition of Shares. The Company and the Stockholders covenants and warrants that the shares of common stock of ATEC to be received in accordance with the provisions of Article 1 hereof will not be disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or (ii) in any other transaction which, in the opinion of ATEC's counsel, is exempt from registration under the Act or the rules and regulations of the Securities and Exchange Commission
("SEC") promulgated thereunder. In order to effectuate the covenants of this sub-section 11.1, an appropriate legend will be placed upon each of the certificates of stock at the time of distribution of such Shares by ATEC pursuant to this Agreement, and stop transfer instructions shall be placed with ATEC's transfer agent regarding such shares.

     11.2 Evidence of Compliance with Private Offering Exemption. The Company and the Stockholders agrees to supply ATEC with such evidence as counsel for ATEC may reasonably require in order to evidence the private offering character of the distribution of the Shares of ATEC common stock made pursuant to this Agreement.

     11.3 Notice of Limitation Upon Disposition. The Company and the Stockholders are are aware that the Shares of ATEC common stock distributed pursuant to this Agreement will not have been registered under the Act and, therefore, under current interpretations and applicable rules, unless an exemption from the registration provisions of the Act is legally available to the holder thereof, ATEC common shares must be retained for a period of at least two years, and at the expiration of such two year period, sales of such shares may be confined to brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if ATEC is current in its filings with the SEC under the Act, or other public disclosure requirements, and other limitations imposed by the Act.

     11.4 Piggy Back Registration Rights. The Company agrees to register all of the Shares in the Company's pending Form S-1 Registration Statement. In the event the Company does not file an amendment to such Registration Statement, the Company agrees to include all of the Shares in the next Registration Statement filed by the Company under the Act.

                                   ARTICLE 12

                            MISCELLANEOUS PROVISIONS

     12.1 Entire Agreement. This Agreement along with the additional agreements referred to in Article 5 hereof constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement and in any financial statements, schedules or exhibits delivered pursuant hereto constitute all the representations, warranties, covenants and agreements of the parties hereto and upon which the parties have relied and except as may be specifically provided herein. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

     12.2 Survival of Covenants, etc. All warranties, representations and covenants set forth herein shall survive for a period of three years after the Closing Date of this Agreement. There shall be a 30 day period to cure any breach of representations, warranties and covenants hereunder, commencing upon receipt of written notice of such breach.

     12.3 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if sent by Federal Express delivery or by certified or registered mail, return receipt requested and postage prepaid or hand delivered as follows:

          If to the Company:
          Innovative Business Micros, Inc.
          90 Adams Avenue
          Hauppauge, NY  11788



          If to ATEC:

          1952 Jericho, Turnpike
          East Northport, New York, New York  11731


     12.4 Waiver. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of a similar or different nature, unless expressly so stated in writing.

     12.5 Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New York applicable to contracts to be performed entirely within that State. Any dispute in any way related to the subject matter of this Agreement shall be litigated exclusively within the State of New York and all parties hereto, consent to the jurisdiction of the State and/or United States Federal District Courts of New York. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be affected without such illegal clause, section or part shall nevertheless continue in full force and effect.

     12.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns or heirs and personal representatives; provided, however, that no party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other parties hereto.

     12.7 Captions. The headings, captions or titles of paragraphs under sections or subsections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or effect any of the provisions of this Agreement.

     12.8 Time Periods. Any time period provided for herein which shall end or expire on a Saturday, the Company and the Stockholders, or legal holiday shall be deemed extended to the next full business day thereafter.

     12.9  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

     12.10 Confidentiality. Neither this Agreement nor any memorandum of this Agreement shall be recorded amongst the Public Records of any State or County. The parties hereto agree to keep this Agreement confidential, as well as any information or document obtained by either party in connection with this transaction, except to the extent disclosure is required to or by any government agency or regulatory or quasi-regulatory body. ATEC will not release any information by press release or otherwise regarding this transaction without the prior consent of the Company and the Stockholders.

     12.11 Joint Draftsmanship. The preparation of this Agreement has been a joint effort of the parties and this Agreement shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year first above written.

                                        ATEC GROUP, INC.


                                        By: /s/ SURINDER RAMETRA
                                           -------------------------------------

                                        INNOVATIVE BUSINESS MICROS, INC.


                                        By: /s/ RAJNISH RAMETRA
                                           -------------------------------------


                                        /s/ RAJNISH RAMETRA
                                        ----------------------------------------
                                        RAJNISH RAMETRA


                                        /s/ SURINDER RAMETRA
                                        ----------------------------------------
                                        SURINDER RAMETRA


                                        /s/ ASHOK RAMETRA
                                        ----------------------------------------
                                        ASHOK RAMETRA










ATEC\AGMTS\INNOVATI.STK.RW